               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  July 16, 1997


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


      Delaware                  1-8400                 75-1825172
(State of Incorporation) ( Commission File Number)   (IRS Employer
                                                   Identification No.)


4333 Amon Carter Blvd.    Fort Worth, Texas              76155
 (Address of principal executive offices)             (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)







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Item 5.   Other Events

AMR Corporation (the "Company") is filing herewith a press release issued today by the Company as Exhibit 99.1 which is incorporated herein by reference. This press release was issued to report second quarter 1997 earnings and to announce that the Company's board of directors has authorized management to repurchase additional shares of its outstanding common stock.

Item 7.   Financial Statements and Exhibits

The following exhibit is included herein:

99.1      Press Release

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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  July 16, 1997

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                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

                                                Exhibit 99.1





                              Contact:  Al Comeaux
                                        Fort Worth, Texas (CDT)
                                        (817) 967-1577

FOR RELEASE:  Wednesday, July 16, 1997

       AMR REPORTS SECOND QUARTER EARNINGS OF $302 MILLION



FORT WORTH, Texas -- AMR Corp., parent company of American Airlines Inc., today reported second quarter net earnings of $302 million, or $3.26 per common share. The 1997 earnings top last year's record earnings for the second quarter, which were $293 million, or $3.20 per fully diluted share.
     "Although some residual revenue losses resulting from the earlier threat of a pilot strike and the reimposition of the domestic excise tax adversely impacted our results, our year-over-year improvement reflects strong demand for summer air travel, the excellent work our people are doing to provide high-quality customer service, and some welcome and substantive improvement in our operating performance," said AMR Chairman Robert L. Crandall. "These factors, combined with the profitable growth of our technology business, all contributed to our best-ever second quarter."
     AMR also announced that the company's board of directors authorized management to repurchase up to an additional $500 million of its outstanding common stock over the next 24 months. This represents approximately 5.26 million shares of common stock at yesterday's closing price of $95.06.
     This new stock repurchase authorization will be added to the repurchase program authorized by the board in April for 5.75 million shares to offset dilution resulting from the issuance of
5.75 million options to American Airlines pilots. As of June 30, approximately 33 percent of these shares had been repurchased, at an average price of $95.16.
     "During the last few years, we have used our substantial
free cash flow to strengthen our balance sheet and have now regained investment grade status," Crandall said. "We are continuing to generate free cash flow in excess of what we need to fund our fleet expansion plans, and thus believe it makes sense to return additional cash to our shareholders."
     Repurchases, including block repurchases, are expected to be made over the next 24 months in the open market or in private transactions depending on market conditions, and may be discontinued at any time.
                               ###

AMR CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited) (In millions, except per share amounts)

                                       Three Months
                                          Ended
                                         June 30,        Percent
                                     1997       1996     Change
Revenues
  Airline Group
    Passenger - American Airlines   $3,641    $3,510        3.7
                      - AMR Eagle      256       266       (3.8)
    Cargo                              174       173        0.6
    Other                              221       210        5.2
                                     4,292     4,159        3.2

  The SABRE Group                      447       410        9.0
  Management Services Group            151       151          -
  Less: Intergroup revenues           (180)     (170)       5.9
    Total operating revenues         4,710     4,550        3.5

Expenses
  Wages, salaries and benefits       1,556     1,497        3.9
  Aircraft fuel                        471       470        0.2
  Commissions to agents                329       321        2.5
  Depreciation and amortization        310       297        4.4
  Other rentals and landing fees       227       223        1.8
  Maintenance materials and
    repairs                            219       170       28.8
  Food service                         173       173          -
  Aircraft rentals                     143       162      (11.7)
  Other operating expenses             694       651        6.6
    Total operating expenses         4,122     3,964        4.0

Operating Income                       588       586        0.3

Other Income (Expense)
  Interest income                       31        16       93.8
  Interest expense                     (99)     (123)     (19.5)
  Minority interest                    (10)        -          *
  Miscellaneous - net                   (6)        1          *
                                       (84)     (106)     (20.8)
Earnings Before Income Taxes           504       480        5.0
Income tax provision                   202       187        8.0
Net Earnings                        $  302    $  293        3.1

Earnings Per Common Share
  Primary                           $ 3.26    $ 3.35

  Fully Diluted                     $ 3.26    $ 3.20

Number of Shares Used in
Computation
  Primary                               92        87

  Fully Diluted                         92        92

* Greater Than 100%

AMR CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited) (In millions, except per share amounts)

                                     Six Months Ended
                                         June 30,        Percent
                                     1997       1996     Change
Revenues
  Airline Group
    Passenger - American Airlines   $7,031    $6,797        3.4
                      - AMR Eagle      504       533       (5.4)
    Cargo                              338       336        0.6
    Other                              425       407        4.4
                                     8,298     8,073        2.8

  The SABRE Group                      887       838        5.8
  Management Services Group            312       308        1.3
  Less: Intergroup revenues           (361)     (361)         -
    Total operating revenues         9,136     8,858        3.1

Expenses
  Wages, salaries and benefits       3,096     2,984        3.8
  Aircraft fuel                        991       911        8.8
  Commissions to agents                643       636        1.1
  Depreciation and amortization        622       597        4.2
  Other rentals and landing fees       445       439        1.4
  Maintenance materials and
    repairs                            414       338       22.5
  Food service                         334       329        1.5
  Aircraft rentals                     287       326      (12.0)
  Other operating expenses           1,367     1,311        4.3
    Total operating expenses         8,199     7,871        4.2

Operating Income                       937       987       (5.1)

Other Income (Expense)
  Interest income                       58        32       81.3
  Interest expense                    (202)     (269)     (24.9)
  Minority interest                    (22)        -          *
  Miscellaneous - net                  (10)       (5)     100.0
                                      (176)     (242)     (27.3)
Earnings Before Income Taxes           761       745        2.1
Income tax provision                   307       295        4.1
Net Earnings                        $  454    $  450        0.9

Earnings Per Common Share
  Primary                           $ 4.92    $ 5.44

  Fully Diluted                     $ 4.92    $ 5.04

Number of Shares Used in
Computation
  Primary                               92        83

  Fully Diluted                         92        92

* Greater Than 100%

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AMR CORPORATION
BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
(Unaudited) (In millions)

                                       Three Months
                                          Ended
                                         June 30,        Percent
                                     1997       1996     Change
Airline Group
Revenues
    Passenger - American Airlines   $3,641    $3,510         3.7
                      - AMR Eagle      256       266        (3.8)
    Cargo                              174       173         0.6
    Other                              221       210         5.2
                                     4,292     4,159         3.2
Expenses
  Wages, salaries and benefits       1,345     1,306         3.0
  Aircraft fuel                        471       470         0.2
  Commissions to agents                329       321         2.5
  Depreciation and amortization        260       247         5.3
  Other operating expenses           1,407     1,331         5.7
    Total operating expenses         3,812     3,675         3.7
Operating Income                       480       484        (0.8)
Other Income (Expense)                 (77)     (105)      (26.7)
Earnings Before Income Taxes        $  403    $  379         6.3
Pre-tax Margin                         9.4%      9.1%        0.3 pts.

The SABRE Group

Revenues                            $  447    $  410         9.0

Operating Expenses                     354       329         7.6

Operating Income                        93        81        14.8
Other Income (Expense)                   3        (1)          *
Earnings Before Income Taxes        $   96     $  80        20.0
Pre-tax Margin                        21.5%     19.5%        2.0 pts.

Management Services Group

Revenues                            $  151    $  151          -

Operating Expenses                     136       130        4.6

Operating Income                        15        21      (28.6)
Other Income (Expense)                   -         -          -
Earnings Before Income Taxes        $   15    $   21      (28.6)
Pre-tax Margin                         9.9%     13.9%      (4.0) pts.

* Greater Than 100%

AMR CORPORATION
BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
(Unaudited) (In millions)

                                     Six Months Ended
                                         June 30,        Percent
                                     1997       1996     Change
Airline Group
Revenues
    Passenger - American Airlines   $7,031    $6,797         3.4
                      - AMR Eagle      504       533        (5.4)
    Cargo                              338       336         0.6
    Other                              425       407         4.4
                                     8,298     8,073         2.8
Expenses
  Wages, salaries and benefits       2,679     2,607         2.8
  Aircraft fuel                        991       911         8.8
  Commissions to agents                643       636         1.1
  Depreciation and amortization        522       499         4.6
  Other operating expenses           2,759     2,674         3.2
    Total operating expenses         7,594     7,327         3.6
Operating Income                       704       746        (5.6)
Other Income (Expense)                (157)     (239)      (34.3)
Earnings Before Income Taxes        $  547    $  507         7.9
Pre-tax Margin                         6.6%      6.3%        0.3 pts.

The SABRE Group

Revenues                            $  887    $  838         5.8

Operating Expenses                     686       641         7.0

Operating Income                       201       197         2.0
Other Income (Expense)                   4        (2)          *
Earnings Before Income Taxes        $  205    $  195         5.1
Pre-tax Margin                        23.1%     23.3%       (0.2) pts.

Management Services Group

Revenues                            $  312    $  308         1.3

Operating Expenses                     280       264         6.1

Operating Income                        32        44       (27.3)
Other Income (Expense)                  (1)       (1)          -
Earnings Before Income Taxes        $   31    $   43       (27.9)
Pre-tax Margin                         9.9%     14.0%       (4.1) pts.

* Greater Than 100%

Airline Group
Operating Statistics
(Unaudited)

                                        Three Months Ended
                                             June 30,        Percent
                                         1997       1996     Change
American Airlines Jet Operations:
  Revenue passenger miles (millions)   27,318     26,679       2.4
  Available seat miles (millions)      38,738     38,440       0.8
  Cargo ton miles (millions)              521        520       0.2
  Passenger load factor                  70.5%      69.4%      1.1 pts.
  Breakeven load factor                  60.0%      58.5%      1.5 pts.
  Passenger revenue yield per
   passenger mile (cents)               13.33      13.16       1.3
  Passenger revenue per available
   seat mile (cents)                     9.40       9.13       3.0
  Cargo revenue yield per ton
   mile (cents)                         32.88      32.74       0.4
  Operating expenses per available
   seat mile (cents)                     9.15       8.84       3.5
  Fuel consumption (gallons, in
   millions)                              697        687       1.5
  Fuel price per gallon (cents)          65.3       66.0      (1.1)
  Fuel price per gallon, excluding
   fuel tax (cents)                      60.4       61.3      (1.5)
  Operating aircraft at period-end        644        637       1.1

AMR Eagle, Inc.:
  Revenue passenger miles (millions)      652        675      (3.4)
  Available seat miles (millions)       1,047      1,102      (5.0)
  Passenger load factor                  62.3%      61.2%      1.1 pts.
  Operating aircraft at period-end        203        227      (10.6)

AMR Corporation
Average Equivalent Number of
Employees
    Airline Group:
        AA Jet Operations              80,300     77,200
        Other                          10,200     10,600
           Total Airline Group         90,500     87,800
    The SABRE Group                     8,400      7,900
    Management Services Group          15,500     14,800
    Total                             114,400    110,500

Airline Group
Operating Statistics
(Unaudited)

                                         Six Months Ended
                                             June 30,        Percent
                                         1997       1996     Change
American Airlines Jet Operations:
  Revenue passenger miles (millions)   52,613     51,311       2.5
  Available seat miles (millions)      76,258     75,994       0.3
  Cargo ton miles (millions)            1,001      1,018      (1.7)
  Passenger load factor                  69.0%      67.5%      1.5 pts.
  Breakeven load factor                  61.4%      59.2%      2.2 pts.
  Passenger revenue yield per
   passenger mile (cents)               13.36      13.25       0.8
  Passenger revenue per
   available seat mile (cents)           9.22       8.94       3.1
  Cargo  revenue yield per ton
   mile (cents)                         33.31      32.50       2.5
  Operating expenses per available
   seat mile (cents)                     9.27       8.91       4.0
  Fuel consumption (gallons, in
   millions)                            1,370      1,350       1.5
  Fuel price per gallon (cents)          69.9       65.0       7.5
  Fuel price per gallon, excluding
   fuel tax (cents)                      65.0       60.2       8.0
  Operating aircraft at period-end        644        637       1.1

AMR Eagle, Inc.:
   Revenue passenger miles (millions)   1,254      1,311      (4.3)
   Available seat miles (millions)      2,090      2,239      (6.7)
   Passenger load factor                 60.0%      58.6%      1.4 pts.
   Operating aircraft at period-end       203        227     (10.6)
